UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	June 6, 2024

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road N.E., Suite 1550
Atlanta,	Georgia	30305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(404)	639-6500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABCB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 6, 2024, Ameris Bancorp (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, there were present in person or by proxy 61,265,065 shares of the Company’s common stock, $1.00 par value per share, representing 88.77% of the shares outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders: (1) elected 13 members to the Board of Directors of the Company to serve until the Company's 2025 Annual Meeting of Shareholders; (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; (3) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (4) approved the recommendation of the Company’s Board of Directors that future advisory votes on the compensation of the Company’s named executive officers be held annually, as a result of which the Company will continue to hold such advisory votes on executive compensation each year until the next advisory vote is held regarding the frequency of such vote. Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 23, 2024. The voting results for each proposal are as follows:

1.Election of the following director nominees by a majority vote to serve as directors until the annual meeting of shareholders to be held in 2025:

Nominee	For	Against	Abstentions	Broker Non-Votes
William I. Bowen, Jr.	54,369,837	1,660,600	17,536	5,217,092
Rodney D. Bullard	55,831,967	198,375	17,631	5,217,092
Wm. Millard Choate	55,864,655	168,970	14,348	5,217,092
R. Dale Ezzell	54,856,766	1,170,075	21,132	5,217,092
Leo J. Hill	54,194,349	1,798,279	55,345	5,217,092
Daniel B. Jeter	55,115,609	911,230	21,134	5,217,092
Robert P. Lynch	54,696,408	1,330,362	21,203	5,217,092
Elizabeth A. McCague	54,547,937	1,483,251	16,785	5,217,092
Claire E. McLean	56,006,447	23,940	17,586	5,217,092
James B. Miller, Jr.	55,157,770	873,000	17,203	5,217,092
Gloria A. O'Neal	55,865,497	169,123	13,353	5,217,092
H. Palmer Proctor, Jr.	55,463,252	570,954	13,767	5,217,092
William H. Stern	52,047,250	3,949,711	51,012	5,217,092

2.Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 by a vote of 61,217,872 for, 25,192 against, 22,001 abstentions and 0 broker non-votes.
3.Approval, on an advisory basis, of the compensation of the Company’s named executive officers by a vote of 51,599,738 for, 4,090,173 against, 358,062 abstentions and 5,217,092 broker non-votes.
4.Advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers, with votes of 4,666,105 for three years, 9,379 for two years, 51,111,294 for one year and 261,195 abstaining.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
AMERIS BANCORP

By:	/s/ Nicole S. Stokes
Nicole S. Stokes
Chief Financial Officer

Date: June 10, 2024